Exhibit 99.1


                    [LETTERHEAD OF WILLIAMS & WEBSTER, P.S.]
              Certified Public Accountants & Business Consultants


Detto Technologies Inc.
Bellevue, Washington


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying balance sheet of Detto Technologies, Inc. as of December 31, 2003, and the related statement of operations, stockholders' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Detto Technologies, Inc. as of December 31, 2002, were audited by other auditors whose report dated July 13, 2004, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Detto Technologies, Inc. as of December 31, 2003, and the results of its operations, stockholders' equity (deficit) and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2, the Company has sustained losses since inception, has negative working capital and has limited cash resources. These factors raise substantial doubt about the Company's ability to continue as a going concern. Realization of a major portion of the assets is dependent upon the Company's ability to meet its future financing requirements and the success of future operations. Management's plans regarding those matters are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Williams & Webster,P.S
Williams & Webster, P.S.
Certified Public Accountants
Spokane, Washington
November 5, 2004

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and
Stockholders of Detto Technologies, Inc.

In our opinion, the accompanying balance sheet as of December 31, 2002 and the related statement of operations, stockholders' deficit and cash flows for the year then ended present fairly, in all material respects, the financial position of Detto Technologies, Inc. at December 31, 2002, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ PriceWaterhouseCoopers LLP

Seattle, Washington
July 13, 2004

DETTO TECHNOLOGIES, INC.
BALANCE SHEETS




                                                                                                    JUNE 30,
                                                                                                      2004
ASSETS                                                                                            (in thousands)
                   CURRENT ASSETS
                                    Cash & cash equivalents                                       $     13
                                    Restricted cash                                                      -
                                    Accounts receivable, net                                           306
                                    Inventory                                                          121
                                    Prepaid expenses and other current assets                           30

                                                                                                  --------
                                                      Total Current Assets                             470
                                                                                                  --------


                   PROPERTY, PLANT AND EQUIPMENT, net                                                   71
                   OTHER ASSETS                                                                         34

                                                                                                  --------
                                                                                                       105
                                                                                                  --------



TOTAL ASSETS                                                                                      $    575
                                                                                                  ========





LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                   CURRENT LIABILITIES
                                    Accounts payable                                              $    882
                                    Factor liability                                                   195
                                    Bridge loans, net                                                1,348
                                    Accrued liabilities                                                657

                                                                                                  --------
                                                      Total Current Liabilities                      3,082
                                                                                                  --------

                                                                                                  --------
                   DEFERRED REVENUE, net of COGS                                                       540
                                                                                                  --------


                                                                                                  --------
                   LONG TERM LIABILITIES                                                                 -
                                                                                                  --------


                                                                                                  --------
                   COMMITMENTS AND CONTINGENCIES                                                         -
                                                                                                  --------


                   STOCKHOLDERS' EQUITY (DEFICIT)

                                    Preferred stock, no par value; 30,000,000 shares authorized
                                          zero shares issued and outstanding                             -
                                    Common stock, no par value; 50,000,000 shares authorized,
                                          22,325,196 shares issued and outstanding                  13,385
                                    Accumulated deficit                                            (16,433)

                                                                                                  --------
                                                      Total Stockholders' Equity (Deficit)          (3,048)
                                                                                                  --------


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                                              $    575
                                                                                                  ========

DETTO TECHNOLOGIES, INC.
STATEMENT OF OPERATIONS

                                                                                     JUNE 30,   JUNE 30,

                                                                                       2004       2003
                                                                                      -------    -------
                                                                                  (in thousands) (in thousands)


REVENUES                                                                              $ 2,063    $ 2,388

COST OF REVENUES                                                                          642        901
                                                                                      -------    -------

GROSS PROFIT                                                                            1,421      1,488

OPERATING EXPENSES
                   Research and development                                               415        481
                   Sales and marketing                                                    606        615
                   General and administrative                                             608        663
                                                                                      -------    -------

                                    Total Operating Expenses                            1,629      1,760
                                                                                      -------    -------

                                                                                         (208)      (272)
                                                                                      -------    -------
LOSS FROM OPERATIONS


OTHER INCOME (EXPENSES)
                   Interest expenes, net                                                 (119)      (109)
                   Other                                                                  (33)       (64)
                                                                                      -------    -------

                                    Total Other Income (Expenses)                        (152)      (173)
                                                                                      -------    -------


LOSS BEFORE INCOME TAXES                                                                 (360)      (445)
                                                                                      -------    -------


INCOME TAXES                                                                                -          -
                                                                                      -------    -------


NET LOSS                                                                              $  (360)   $  (445)
                                                                                      =======    =======


                   BASIS AND DILUTED NET LOSS
                   PER COMMON SHARE                                                      (.02)      (.02)
                                                                                         ----       ----


                   WEIGHTED AVERAGE NUMBER OF
                   BASIC AND DILUTED COMMON STOCK
                   SHARES OUTSTANDING                                              22,352,489 22,325,196


DETTO TECHNOLOGIES, INC.
STATEMENTS OF CASH FLOWS

                                                                                                          June 30,      June 30,
                                                                                                           2004           2003
                                                                                                      (in thousands) (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
                   Net (loss)                                                                              $(360)       $(445)
                   Adjustments to reconcile net loss to cash
                   used in operating activities:
                                    Depreciation and amortization                                             21           41
                                    Loss on disposal of assets                                                 -            -
                                    Stock-based compensation                                                   2            2
                                    Amortization of debt discount
                                    Decrease (increase) in assets;
                                                      Accounts receivable                                    159          805
                                                      Inventory                                               34          108
                                                      Prepaid expenses and other current assets               (7)         (59)
                                                      Other assets                                           (23)           -
                                    Increase (decrease) in liabilities:
                                                      Accounts payable and other current liabilities        (316)        (533)
                                                      Deferred revenue                                       540            -
                                                                                                           -----        -----

                                                          Net cash used in operating activities               50          (81)
                                                                                                           -----        -----


CASH FLOWS FROM INVESTING ACTIVITIES:
                   Purchases of property and equipment                                                        (1)         (28)
                   Restricted cash                                                                             -            -

                                                          Net cash provided by investing activities           (1)         (28)
                                                                                                           -----        -----


CASH FLOWS FROM FINANCING ACTIVITIES
                   Factoring of accounts receivable                                                         (127)        (282)
                   Proceeds from bridge loans                                                                 26          243
                                                                                                           -----        -----

                                                          Net cash provided by financing activities         (101)         (39)
                                                                                                           -----        -----


                   Net increase (decrease) in cash                                                           (53)        (148)

                   CASH, BEGINNING                                                                            66          162
                                                                                                           -----        -----

                   CASH, ENDING                                                                            $  13        $  14
                                                                                                           =====        =====


SUPPLEMENTAL CASH FLOW DISCLOSURES:
                   Interest expense paid                                                                     $ -          $ -
                                                                                                           =====        =====

                   Income taxes paid                                                                         $ -          $ -
                                                                                                           =====        =====

NON-CASH FINANCING AND INVESTING ACTIVITIES:
                   Stock-based compensation                                                                  $ -          $ -
                   Amortization of debt discount                                                             $ -          $ -
